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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): October 22, 1997

                              DATAFLEX CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    Florida
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                 (State or Other Jurisdiction of Incorporation)


        0-15551                                           22-2163376
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(Commission File Number)                       (IRS Employer Identification No.)


                 2145 Calumet Street, Clearwater, Florida 34624
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             (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code:     (813) 562-2200
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

Florida Reincorporation

     On October 22, 1997, Dataflex Corporation, a New Jersey corporation ("Dataflex New Jersey"), completed the change in its state of incorporation from New Jersey to Florida (the "Reincorporation") through a merger (the "Merger") of Dataflex New Jersey with and into its wholly-owned-subsidiary, Dataflex Reincorporation, Inc., a Florida corporation (the "Company"). Appropriate consents and approvals were obtained for the Reincorporation, including the approval of the shareholders of Dataflex New Jersey on September 18, 1997, at the annual meeting of the shareholders (the "Annual Meeting"). As the surviving corporation in the Merger, the Company succeeded to all the business, properties, assets and liabilities of Dataflex New Jersey. In connection with the consummation of the Merger, the Company changed its name to "Dataflex Corporation." As a result of the Merger, each outstanding share of Dataflex
New Jersey's common stock, no par value ("Dataflex New Jersey Common Stock"), was automatically converted into one share of the Company's common stock, no par value ("Company Common Stock"). Each stock certificate representing issued and outstanding shares of Dataflex New Jersey Common Stock will continue to represent the same number of shares of Company Common Stock. The Company
Common Stock will continue to be traded on the Nasdaq Stock Market's National Market without interruption under the symbol "DFLX." A description of the capital stock of the Company is set forth in Dataflex New Jersey's Proxy Statement dated August 25, 1997, for the Annual Meeting, under the caption "Proposal No. 1 - Reincorporation of the Company from New Jersey to Florida," which description is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

     Exhibit 2.1 -- Agreement and Plan of Merger of Dataflex Reincorporation,
                    Inc., a Florida corporation, and Dataflex Corporation, a New Jersey corporation.

     Exhibit 4.1 -- Amended and Restated Articles of Incorporation of Dataflex
                    Reincorporation, a Florida corporation.

     Exhibit 4.2 -- Bylaws of Dataflex Reincorporation, a Florida corporation.

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                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                DATAFLEX CORPORATION
                                (Registrant)


                                By:/s/ Anthony G. Lembo
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                                   Anthony G. Lembo, President


                                Date:  October 22, 1997

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